SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.     Other Events

            As a result of the spin-off of Advanced Medical Optics, Inc. from Allergan, Inc., shares of Advanced Medical Optics, Inc. are now included in Pharmaceutical HOLDRS. Effective July 5, 2002, 0.222222 shares of Advanced Medical Optics, Inc. were included in each round-lot of 100 Pharmaceutical HOLDRS.


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits

                  99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  October 31, 2002                      By: /s/ MITCHELL M. COX
                                                 -------------------------------
                                                 Name:   Mitchell M. Cox
                                                 Title:  Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Pharmaceutical HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.


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